Exhibit 1


                            AGREEMENT OF JOINT FILING


         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $.0001 par value per share, of Price Legacy Corporation, a Maryland corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated:   December 4, 2003
                              WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                              By: Wynnefield Capital Management, LLC, General Partner

                              By:  /s/ Nelson Obus
                                   -----------------------------------------
                                   Nelson Obus, Co-Managing Member

                              WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                              By: Wynnefield Capital Management, LLC, General Partner

                              By:  /s/ Nelson Obus
                                   -----------------------------------------
                                   Nelson Obus, Co-Managing Member

                              WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                              By:       Wynnefield Capital, Inc.

                              By:  /s/ Nelson Obus
                                   -----------------------------------------
                                   Nelson Obus, President

                              CHANNEL PARTNERSHIP II, L.P.

                              By:  /s/ Nelson Obus
                                   -----------------------------------------
                                   Nelson Obus, General Partner

                              /s/ Nelson Obus
                              ----------------------------------------------
                              Nelson Obus, Individually

                              WYNNEFIELD CAPITAL MANAGEMENT, LLC

                              By:  /s/ Nelson Obus
                                   -----------------------------------------
                                   Nelson Obus, Co-Managing Member

                              WYNNEFIELD CAPITAL, INC.

                              By:  /s/ Nelson Obus
                                   -----------------------------------------
                                   Nelson Obus, President